UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  August 11, 2005

(Date of earliest event reported)

SOUTHWEST WATER COMPANY

(Exact name of registrant as specified in its charter)

Delaware	0-8176	95-1840947
(State of	(Commission File Number)	(IRS Employer
Incorporation)		Identification No.)

One Wilshire Building
624 South Grand Avenue, Suite 2900
Los Angeles, California 90017-3782
(Address of principal executive offices, including zip code)

(213) 929-1800
(Registrant’s telephone number, including area code)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                                 Entry into a Material Definitive Agreement

On August 11, 2005, our Board of Directors approved an increase in non-employee director compensation.  The Board authorized an increase in the annual retainer to (a) non-employee directors, from $15,000 per annum to $24,000 per annum, (b) the chairperson of the Audit Committee, from $3,600 per annum to $5,000 per annum and (c) the chairperson of the Compensation and Organization Committee, from $3,000 per annum to $4,000 per annum.  Other than the above, no other component of non-employee director compensation was changed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 15, 2005
SOUTHWEST WATER COMPANY

	By:	/s/ Shelley A. Farnham
Shelley A. Farnham
Secretary